EXHIBIT 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of BMB Munai, Inc. (the “Company”) on Form 10-Q for the periods ended September 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Timur Turlov, Chief Executive Officer of the Company and Evgeniy Ler, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:November 14, 2016	/s/ Timur Turlov
Timur Turlov Chief Executive Officer

Date:November 14, 2016	/s/ Evgeniy Ler
Evgeniy Ler Chief Financial Officer